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                                                                       EXHIBIT 1

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or its knows or has reason to believe that such information is inaccurate.

                                       SCHRODER VENTURE MANAGERS INC.

                                       By: Its Director and Vice President,

                                       /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Gary Carr, Authorized Signatory
                                       -----------------------------------------
                                                      Name/Title

                                       SCHRODER VENTURE MANAGERS LIMITED

                                       By: Its Director,

                                       /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Gary Carr, Authorized Signatory
                                       -----------------------------------------
                                                      Name/Title

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                                       SCHRODER VENTURES INTERNATIONAL LIFE
                                       SCIENCES FUND II L.P.1

                                       By: Schroder Venture Managers, Inc.,
                                           its General Partner

                                       /s/ Douglas Mello      /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Douglas Mello, Gary Carr, Authorized
                                       Signatories
                                       -----------------------------------------
                                                      Name/Title

                                       SCHRODER VENTURES INTERNATIONAL LIFE
                                       SCIENCES FUND II L.P.2

                                       By: Schroder Venture Managers, Inc.,
                                           its General Partner

                                       /s/ Douglas Mello     /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Douglas Mello, Gary Carr, Authorized
                                       Signatories
                                       -----------------------------------------
                                                      Name/Title

                                       SCHRODER VENTURES INTERNATIONAL LIFE
                                       SCIENCES FUND II L.P.3

                                       By: Schroder Venture Managers, Inc.,
                                           its General Partner

                                       /s/ Douglas Mello     /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Douglas Mello, Gary Carr, Authorized
                                       Signatories
                                       -----------------------------------------
                                                      Name/Title


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                                       SITCO NOMINEES LTD. VC 01903 AS NOMINEE
                                       OF SCHRODER VENTURES INTERNATIONAL
                                       LIFE SCIENCES FUND II GROUP CO-
                                       INVESTMENT SCHEME

                                       By: SITCO Nominees Ltd. VC 01903

                                       /s/ Douglas Mello    /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Douglas Mello, Gary Carr, Authorized
                                       Signatories
                                       -----------------------------------------
                                                      Name/Title

                                       SCHRODER VENTURES INTERNATIONAL LIFE
                                       SCIENCES FUND II STRATEGIC PARTNERS L.P.

                                       By: Schroder Venture Managers Inc.,
                                           its General Partner

                                       /s/ Douglas Mello    /s/ Gary Carr
                                       -----------------------------------------
                                                      Signature

                                       Douglas Mello, Gary Carr, Authorized
                                       Signatories
                                       -----------------------------------------
                                                      Name/Title

                                       SV (NOMINEES) LIMITED AS NOMINEE OF
                                       SCHRODER VENTURES INVESTMENTS LIMITED

                                       By: SV (Nominees) Limited

                                       /s/ Laurence McNairn
                                       -----------------------------------------
                                                      Signature

                                       Laurence McNairn, Authorized Signatory
                                       -----------------------------------------
                                                      Name/Title